                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2001



                       Health Management Associates, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                            000-18799                  61-0963645
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



5811 Pelican Bay Blvd., Suite 500, Naples, Florida                    34108-2710
--------------------------------------------------------------------------------
   (Address of principal executive offices)                           (Zip Code)



                                 (941) 598-3131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

         On March 9, 2001, the Registrant issued the following press release:


                       HEALTH MANAGEMENT ASSOCIATES, INC.
              PROMOTES ROBERT E. FARNHAM TO CHIEF FINANCIAL OFFICER


NAPLES, FLORIDA (March 9, 2001) -- Health Management Associates, Inc. (NYSE:
HMA) announced today that Robert E. Farnham, 45, has been appointed Senior Vice President and Chief Financial Officer. Mr. Farnham has been with H.M.A. for over fifteen years and most recently served as Senior Vice President and Controller. He has served as Controller for twelve years. Prior to joining H.M.A., Mr. Farnham, who is a C.P.A., was with Coopers & Lybrand. He is married with two children and resides in Ft. Myers, Florida.

Mr. Stephen M. Ray, who has served as Chief Financial Officer for the past six years, is leaving the Company to pursue personal interests.

Health Management Associates, Inc. is a major operator of general acute care hospitals in communities situated primarily in the Southeast and Southwest. The Company currently operates 36 facilities in 11 states with 5,024 licensed beds. HMA has experienced 12 years of uninterrupted operating earnings growth.

Certain statements contained in this release, including, without limitation, statements containing the words "believes," " anticipates," "intends," "expects," and words of similar import, constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact.

Statements made throughout this release are based on current estimates of future events, and the Company has no obligation to update or correct these estimates. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially as a result of these various factors.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Health Management Associates, Inc.
                                     ----------------------------------
                                                (Registrant)



                                     By: /s/ Joseph V. Vumbacco
                                        -----------------------
                                        Joseph V. Vumbacco
                                        President and
                                        Chief Executive Officer



Date: March 9, 2001